Exhibit 10 (i)

ANDERSEN ANDERSEN & STRONG, L.C.                  941 East 3300 South, Suite 220
Certified Public Accountants                         Salt Lake City, Utah, 84106
Member SEC Practice Section of the AICPA                  Telephone 801-486-0096
                                                                Fax 801-486-0098
                                                       -mail Kandersen @ msn.com


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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


VANCOUVER'S FINEST COFFEE COMPANY


         We hereby consent to the use of our report dated April 30, 1999, in the registration statement of Vancouver's Finest Coffee Company filed in Form 10-SB in accordance with Section 12 of the Securities Exchange Act of 1934.





                                     "Andersen Andersen & Strong"

                                     ANDERSEN ANDERSEN & STRONG, L.C.



Salt Lake City, Utah
September 1, 1999









         A member of ACF International with affiliated offices worldwide







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